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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



               Date of earliest event reported: September 19, 2000



                            PRESIDENT CASINOS, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


              Delaware            0-20840           51-0341200
          ---------------    ----------------    ----------------
          (State or other    (Commission File    (I.R.S. Employer
          jurisdiction of         Number)         Identification
           organization)                              Number)


           802 North First Street, St. Louis, Missouri    63102
         ---------------------------------------------------------
            (Address of principal executive offices)    (Zip code)

                              (314) 622-3000
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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Item 5.  Other Items.

  On September 27, 2000, the Company announced that James A. Zweifel, Executive Vice President and Chief Financial Officer, had been named Vice President and General Manager of the President Casino by the Arch, the Company's St. Louis casino. Mr. Zweifel will remain as Executive Vice President of the parent company and a key member of the corporate management team.

The Company also announced that Ralph J. Vaclavik had been appointed Chief Financial Officer and Senior Vice President. Mr. Vaclavik has been with the Company since its inception and has held several senior financial and operations management positions with the Company, most currently as Vice President of Finance and Treasurer.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired.  Not applicable.

(b)  Pro forma financial information.  Not applicable.

(c)  Exhibits.  See Exhibit Index.

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                                 SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 12, 2000

                                 PRESIDENT CASINOS, INC.

                                 By: /s/ Ralph J. Vaclavik
                                 -------------------------------------------
                                 Ralph J. Vaclavik, Senior Vice President
                                 and Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit
Number     Description

  99.1     Press Release dated September 27, 2000.